Exhibit 99.1

FOR IMMEDIATE RELEASE

WALTER INVESTMENT MANAGEMENT CORP. FILES PREPACKAGED CHAPTER 11 PLAN TO CONTINUE IMPLEMENTATION OF ITS PREVIOUSLY ANNOUNCED FINANCIAL RESTRUCTURING

Filing Follows Approval of Prepackaged Plan by Term Loan Lenders,

Senior Unsecured Noteholders and Convertible Noteholders

Operations Expected to Continue in the Ordinary Course

FORT WASHINGTON, Pa., November 30, 2017 – Walter Investment Management Corp. (“Walter” or the “Company”) (NYSE: WAC.BC) today announced that, as expected, the Company filed a voluntary chapter 11 petition in the United States Bankruptcy Court for the Southern District of New York (the “Court”) to execute a prepackaged financial restructuring plan (the “Prepackaged Plan”). At the conclusion of the financial restructuring process, which is expected to occur in the first quarter of 2018, the Company expects that it will have reduced its outstanding corporate debt by approximately $800 million1 and enhanced its financial flexibility.

The Prepackaged Plan incorporates the previously announced agreements (the “RSAs”) the Company reached with certain lenders holding term loans under the Company’s Amended and Restated Credit Agreement, dated as of December 19, 2013 (the “Lenders”) and certain holders of its outstanding 7.875% Senior Unsecured Notes due 2021 (the “Senior Noteholders”). The Company’s Lenders, Senior Noteholders and holders of the Company’s outstanding 4.50% Convertible Senior Subordinated Notes due 2019 (the “Convertible Noteholders”) that voted in the recently completed solicitation of the Prepackaged Plan have voted overwhelmingly to approve the Prepackaged Plan, with 100.00% of the Lenders (by amount voted), 99.24% of the Senior Noteholders (by amount voted) and 99.99% of Convertible Noteholders (by amount voted) voting to approve the Prepackaged Plan.

Walter’s operating entities, including Ditech Financial LLC (“Ditech”) and Reverse Mortgage Solutions, Inc. (“RMS”), are not expected to file for chapter 11 and are expected to continue their operations in the ordinary course.

The actions taken today are intended to reduce the Company’s debt, strengthen its balance sheet and better enable Walter to focus on its business, including the growth of its origination and servicing businesses, new technology, innovation, and other areas that are critical to the Company’s success. The Company remains strongly committed to serving its customers by enabling their dreams of homeownership and caring for them throughout their homeownership lifecycle.

In connection with the Prepackaged Plan and in-court restructuring process, and as previously disclosed, the Company has obtained a commitment for warehouse financing guaranteed by Walter, which, subject to Court approval, will provide the Company, Ditech and RMS with up to $1.9 billion in available warehouse financing that is expected to convert into exit financing in the same amount. Upon approval by the Court, the new financing and cash generated from the Company’s ongoing operations will be used to support the business (including Ditech and RMS) during the reorganization process.

The Company has filed a number of customary motions seeking court authorization to continue to support its business operations during the in-court restructuring process, including the continued payment of employee wages and benefits without interruption. The Company expects to receive court approval for these requests. The Company and its operating subsidiaries, including Ditech and RMS, intend to honor their obligations to suppliers in full in the ordinary course for goods and services provided.

Additional information about Walter’s financial restructuring is available on the Company’s website at http://www.walterinvestment.com/restructuring or by calling the Company’s Restructuring Hotline, toll-free at 866-430-6844 or 1-646-795-6176 for calls originating outside of the U.S. Questions can also be emailed to walterinfo@PrimeClerk.com. In addition, court filings and other documents related to the court proceedings are available on a separate website administered by Walter’s claims agent, Prime Clerk, at http://cases.primeclerk.com/Walter.

[1]	As compared to the amount of outstanding corporate debt of the Company as of June 30, 2017.

Advisors

Weil, Gotshal & Manges LLP is acting as legal counsel, Houlihan Lokey is acting as investment banking debt restructuring advisor and Alvarez & Marsal North America, LLC is acting as financial advisor to the Company in connection with the financial restructuring.

Kirkland & Ellis LLP is acting as legal counsel and FTI Consulting Inc. is acting as financial advisor to the Lenders.

Milbank, Tweed, Hadley & McCloy LLP is acting as legal counsel and Moelis & Company LLC is acting as financial advisor to the Senior Noteholders.

About Walter Investment Management Corp.

Walter Investment Management Corp. is an independent servicer and originator of mortgage loans and servicer of reverse mortgage loans. Based in Fort Washington, Pennsylvania, the Company has approximately 4,100 employees and services a diverse loan portfolio. For more information about Walter Investment Management Corp., please visit the Company’s website at www.walterinvestment.com. The information on the Company’s website is not a part of this release.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the prepackaged plan and court-supervised restructuring process, descriptions of management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to the restructuring include: the ability of the Company to obtain approval by the Court of the Prepackaged Plan or any other plan of reorganization; the ability of the Company to obtain approval with respect to motions filed in the Chapter 11 case, the Court’s rulings in the Chapter 11 case and the outcome of the Chapter 11 case in general; the length of time the Company will operate under Chapter 11; risks associated with third-party motions in the Chapter 11 case, which may interfere with the Company’s ability to develop and consummate the prepackaged plan or other plan of reorganization; the ability of the Company to successfully execute the prepackaged plan without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; the effects of disruption from the restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; increased legal and advisor costs related to the Chapter 11 cases and other litigation and the inherent risks involved in a bankruptcy process; the ability of the Company to comply with the terms of the RSAs, including completing various stages of the restructuring within the dates specified by the RSAs; the ability of the Company to maintain the listing of its common stock on the New York Stock Exchange; and the ability of the Company to continue as a going concern. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Contact

Kimberly Perez

SVP & Chief Accounting Officer

813.421.7694

investorrelations@walterinvestment.com

Or

Michael Freitag / Andy Brimmer / Aaron Palash

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449